Supplement to Statement of Additional Information	10/07/08

SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION OF PUTNAM MONEY
MARKET FUND AND PUTNAM TAX EXEMPT MONEY MARKET FUND.

Statement of Additional Information dated January 30, 2008.

How to Buy Shares—Sales Charges and Other Share Class Features—Retail Investors—Commission payments and CDSCs for class B and class C shares is revised to read as follows:

Commission payments and CDSCs for class B and class C shares. Except in the case of Putnam Money Market Fund and as noted below, Putnam Retail Management will pay a 4% commission on sales of class B shares of the fund only to those financial intermediaries who have entered into service agreements with Putnam Retail Management. For tax-exempt funds, this commission includes a 0.20% pre-paid service fee (except for Putnam Tax-Free High Yield Fund and Putnam AMT-Free Insured Municipal Fund, each of which has a 0.25% pre-paid service fee). For Putnam Floating Rate Income Fund, Putnam Retail Management will pay a 2.75% commission to financial intermediaries selling class B shares of the fund.

Except in the case of Putnam Money Market Fund, Putnam Retail Management pays financial intermediaries a 1.00% commission on sales of class C shares of a fund.

Putnam Retail Management will retain any CDSC imposed on redemptions of class B and class C shares to compensate it for the cost of paying the up-front commissions paid to financial intermediaries for class B or class C share sales. Purchases of class C shares may be made without a CDSC if the dealer of record has, with Putnam Retail Management’s approval, waived its commission or agreed to refund its commission to Putnam Retail Management.

PUTNAM INVESTMENTS	SAP 502099